                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      43-1695093
(State or other jurisdiction of incorporation                   (IRS Employer
               or organization)                              Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
                    (Address of principal executive offices)




                                 (417) 864-4300
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.           EXHIBITS.

        Exhibit No.                              Exhibit

           99.1 Press Release Dated August 12, 2003, issued by John Q. Hammons Hotels, Inc.

ITEM 12.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's second quarter 2003 earnings press release dated August 12, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JOHN Q. HAMMONS HOTELS, INC.


                                       By:        /s/ Paul E. Muellner
                                            ------------------------------------
                                            Name:  Paul E. Muellner
                                            Title: Chief Financial Officer


Date: August 12, 2003



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                                  EXHIBIT INDEX

Exhibit No.                                          Exhibit
-----------                                          -------
   99.1              Press Release Dated August 12, 2003 issued by John Q. Hammons Hotels, Inc.


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